December 12, 2022 Hematology Franchise: Update of Data Presented at 64th Annual Congress of the American Society of Hematology

Disclaimer Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "anticipates," "believes," "expects," "intends," “plans,” “potential,” "projects,” “would” and "future" or similar expressions are intended to identify forward-looking statements. Examples of these forward-looking statements include statements concerning: Keros’ expectations regarding its growth, strategy, progress and the design, objectives and timing of its preclinical studies and clinical trials for KER-050, KER-047 and KER-012; the potential impact of COVID-19 on Keros’ ongoing and planned preclinical studies, clinical trials, business and operations; and the potential of Keros’ proprietary discovery approach. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among others: Keros’ limited operating history and historical losses; Keros’ ability to raise additional funding to complete the development and any commercialization of its product candidates; Keros’ dependence on the success of its lead product candidates, KER-050 and KER-047; that Keros may be delayed in initiating, enrolling or completing any clinical trials; competition from third parties that are developing products for similar uses; Keros’ ability to obtain, maintain and protect its intellectual property; Keros’ dependence on third parties in connection with manufacturing, clinical trials and pre-clinical studies; and risks relating to the impact on our business of the COVID-19 pandemic or similar public health crises. These and other risks are described more fully in Keros’ filings with the Securities and Exchange Commission (SEC), including the “Risk Factors” section of Keros' Annual Report on Form 10-K, filed with the SEC on March 9, 2022, and Keros’ Quarterly Reports on Form 10-Q, filed with the SEC on May 5, 2022, August 4, 2022 and November 3, 2022, and its other documents subsequently filed with or furnished to the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except to the extent required by law, Keros undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third -party sources. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. The trademarks included in this presentation are the property of the owners thereof and are used for reference purposes only. 2

Keros is Developing Differentiated Clinical Assets in Hematological, Pulmonary, and Cardiovascular Disorders

Program	Asset	Phase of Development: Preclinical	Phase 1	Phase 2	Phase 3	Status
Hematology	KER-050 (therapeutic protein)	Myelodysplastic syndromes (through Phase 2)				Phase 2 clinical trial ongoing
		Myelofibrosis (through Phase 2)				Phase 2 clinical trial ongoing
	KER-047 (small molecule)	Iron-refractory iron deficiency anemia (through Phase 2)				Phase 2 clinical trial ongoing
		Functional iron deficiency anemia in MDS and MF (through Phase 1)				Completed Phase 1 clinical trial in healthy volunteers
Pulmonary and Cardiovascular	KER-012 (therapeutic protein)	Pulmonary arterial hypertension (through Phase 1)				Completed Phase 1 clinical trial in healthy volunteers
Preclinical Pipeline		(Preclinical)				

3

Keros' Hematology Franchise


KER-047 (ALK2)
Fe
Fe
Fe
Fe
BFU-E
CFU-E
Pro-E
Baso-E
Poly-E
Ortho-E
RET
RBCs
KER-050

- Production of red blood cells (RBCs), a process called erythropoiesis, requires cell division, differentiation and incorporation of iron into hemoglobin
  - A failure to produce fully mature RBCs is termed ineffective erythropoiesis
  - The synthesis of hemoglobin requires sufficient levels of iron in the bone marrow; if iron levels are too low, it can result in a failure to produce sufficient numbers of RBCs
  - Anemia is a consequence of ineffective erythropoiesis, whether due to a failure to produce erythrocytes or a failure to synthesize hemoglobin
- Keros is harnessing the powerful biology of the TGF-β superfamily to develop product candidates with the potential to address the multiple mechanisms leading to ineffective erythropoiesis
  - KER-050: Designed to inhibit signaling by activin A, activin B, GDF8 and GDF11 to promote growth and differentiation of erythroid precursors and increase platelets
  - KER-047: Designed to inhibit activin receptor like kinase (ALK-2) to inhibit hepcidin and mobilize iron for incorporation into hemoglobin

4

64th American Society of Hematology Annual Meeting and Exposition Preclinical Presentations • “ALK2 Inhibition and a Modified Activin Receptor Type IIA Ligand Trap Co-therapy Maximized Hematologic Improvements in a Mouse Model of Anemia of Inflammation” – Publication Number: 2338 • “RKER-050, a Novel Activin Receptor Type II Ligand Trap, Rescued Anemia and Reduced Bone Loss in a Mouse Model of Myelodysplastic Syndromes” – Publication Number: 4387 Clinical Presentations • “Preliminary Results of a Phase 2 Clinical Trial of the ALK-2 Inhibitor KER-047 for Treatment of Iron-Refractory Iron Deficiency Anemia” – Publication Number: 1028 • “Effects of KER-050 on Iron Metabolism: Exploratory Analyses from an Ongoing Phase 2 Study in Patients with Myelodysplastic Syndromes” – Publication Number: 3656 • “Modulation of TGF-b Superfamily Signaling to Treat Myelofibrosis and Mitigate JAK Inhibitor Toxicity: A Report on the Phase 2 Study of KER-050 in Participants with Myelofibrosis” – Publication Number: 4361 5

KER047-IR-201 A Phase 2 Clinical Trial Of KER-047 For The Treatment Of Patients With Iron-Refractory Iron Deficiency Anemia (IRIDA) 6

Phase 2 Clinical Trial of KER-047 in IRIDA 7 • KER-047 is a novel, oral, investigational small molecule ALK2 inhibitor • Ongoing two-part, open-label dose-escalation and dose-expansion Phase 2 clinical trial in patients with IRIDA (an inherited form of iron deficiency anemia) • Participants treated once daily with KER-047 for a 2-week period followed by a 2-week washout period • Safety is the primary objective; secondary objectives include pharmacokinetic and pharmacodynamic analyses • ASH Poster presentation #1028 provides an update from this ongoing Phase 2 clinical trial • One participant enrolled in Cohort 1 of this trial and completed 14 days treatment (KER- 047 25 mg once daily) and 14-day follow-up

Phase 2 Clinical Trial of KER-047 in IRIDA – Preliminary Data • A dose of 25 mg once daily was generally well tolerated in one participant enrolled thus far; no serious adverse events or dose-limiting toxicities were observed during treatment • Consistent with results from our Phase 1 clinical trial of KER-047 in healthy volunteers1, we observed decreases in hepcidin and serum ferritin as well as increases in reticulocyte hemoglobin following administration of KER-047 in one IRIDA patient Treatment Follow-up 1 8 15 22 29 21 22 23 24 25 26 Visit R e t- H e ( p g ) Treatment Follow-up 1 8 15 22 29 80 100 120 140 160 Visit F e rr it in ( μ g /L ) 1. Ordonez C, et al., 62nd American Society of Hematology Annual Meeting and Exposition Laboratory Results Before, During, and After Administration of KER-047 for the First Low-Dose Cohort (n=1) 8

KER050-MD-201 A Phase 2 Clinical Trial Of KER-050 For The Treatment Of Anemia In Patients With Very Low, Low Or Intermediate Risk Myelodysplastic Syndromes (MDS) 9

Phase 2 Clinical Trial of KER-050 in MDS

- Ongoing, two-part, multicenter, open-label Phase 2 clinical trial in very low-, low- and intermediate-risk MDS patients (LR-MDS)
- KER-050 administered once every four weeks (Q4W)
- Trial objectives:
  - Part 1
    - Evaluate safety, tolerability and pharmacokinetics
    - Evaluate pharmacodynamic effects and efficacy of KER-050
  - Part 2
    - To confirm the safety, tolerability and efficacy of the dose(s) selected from Part 1
- Eligible patients in Part 1 and Part 2 may remain on treatment up to 24 cycles (2 years)
- The data from this trial included in this presentation represent available data from a cut-off date of October 1, 2022


Exploratory Biomarker Analyses: Markers of Iron Overload
16 Weeks, 4 Cycles
Part 1 Dose Escalation n=31
Cohorts 1-3 Dose <RP2D n=18
Cohorts 4 + 5 Dosed at RP2D n=13
Part 2 Dose Confirmation n=11
All Participants Initiated on RP2D n=11
Never Dosed at RP2D, n=6
Titrated up to RP2D in Part 1 Extension, n=4
Initiated on RP2D in Part 1 Extension, n=8
Clinical Update: Safety and Efficacy
Long-Term Treatment up to 24 Cycles
RP2D Experience n=36

RP2D: Recommended Part 2 dose (3.75 – 5.0 mg/kg)

10

Phase 2 Clinical Trial of KER-050 in MDS Key Eligibility Criteria: • MDS with very low-, low-, or intermediate-risk disease, as classified by the International Prognostic Scoring System- Revised (IPSS-R), including both patients that did not have ring sideroblasts (non-RS) and patients that have ring sideroblasts (RS+) • Erythroid stimulating agents (ESA) naïve and experienced patients are eligible • No prior treatment with azacitidine, decitabine, lenalidomide, luspatercept or sotatercept • Anemia, categorized in one of the following three groups: • Non-transfused (NT): hemoglobin (Hgb) ≤10 g/dL • Low transfusion burden (LTB): 1-3 units of RBC/8 weeks for Hgb ≤9 g/dL • High transfusion burden (HTB): ≥4 units of RBC/8 weeks for Hgb ≤9 g/dL Select Efficacy Endpoints: • IWG 2006 Hematological improvement-erythroid (HI-E) • Hemoglobin increase of ≥1.5 g/dL for 8 weeks (in NT and LTB patients) • Reduction of ≥4 RBC units transfused over 8 weeks compared to baseline (in HTB patients) • Transfusion independence (TI) for at least 8 weeks in patients who require ≥ 2 RBC units transfused at baseline 11

Demographics and Baseline Characteristics of Participants Treated at the RP2D of 3.75 to 5.0 mg/kg MLD: Multiple lineage dysplasia SLD: Single lineage dysplasia WHO: World Health Organization Data cutoff date: 1-Oct-2022 Parameter RP2D Dataset (n=36) Age, years, median (range) 74.5 (61-88) Male, n (%) 20 (55.6) RS status, n (%) RS+ Non-RS 23 (63.9) 13 (36.1) WHO MDS classification, n (%) MDS-MLD MDS-MLD-RS MDS-SLD MDS-SLD-RS Unclassifiable/Unknown/Missing 12 (33.3) 20 (55.6) 0 1 (2.8) 3 (8.4) Prior ESA therapy, n (%) 6 (16.7) Iron chelator therapy, n (%) 11 (30.6) RBC transfusion status, units per 8 weeks NT LTB HTB 4 to <8 units ≥8 units 10 (27.8) 6 (16.7) 20 (55.6) 11 (30.6) 9 (25.0) 12

• No dose-limiting toxicities and no progression to acute myeloid leukemia • 3 TEAEs led to treatment discontinuation: injection-site reaction (related); dyspnea (unrelated); chronic obstructive pulmonary disease (unrelated) • 1 fatal TEAE of heart failure occurred and was determined to be unrelated to study treatment • Most common TEAEs that occurred in >5 participants were diarrhea (22.2%), fatigue (19.4%), dyspnea (16.7%), and nausea (16.7%) Category Participants Reporting, n (%), n=36* Any treatment-emergent adverse event (TEAE) 33 (91.7) Any treatment-related TEAE 11 (30.6) Any serious TEAE 12 (33.3) Any treatment-related serious TEAE 1 (2.8) Any TEAE leading to death 1 (2.8) Any TEAE leading to study drug discontinuation 4 (11.1) KER-050 Generally Well-Tolerated at RP2D of 3.75 to 5.0 mg/kg *All participants who had received at least one dose of KER-050 as of the data cutoff date. 13 Data cutoff date: 1-Oct-2022

Summary of 8- and 12-Week Efficacy Endpoints in MDS Patients with RP2D Experience Response Summary Response Rate, n/m (%) All evaluable patients HTB evaluable patients Overall Erythroid Response (HI-E or TI) 15/29 (51.7%) 10/16 (62.5%) IWG 2006 HI-E 15/29 (51.7%) 10/16 (62.5%) TI ≥8 weeks RS+ Non-RS 9/18 (50%) 6/12 (50%) 3/6 (50%) 8/16 (50%) 5/11 (45.5%) 3/5 (60%) TI ≥12 weeks 8/15 (53.3%) 7/14 (50%) • Efficacy (n=29): • HI-E evaluable: ≥8 weeks postbaseline hemoglobin assessments (NT and LTB) or transfusion assessments (HTB) • TI evaluable: ≥8 (or ≥12) weeks postbaseline transfusion assessments with ≥2 units RBC transfusion at baseline • Treatment with KER-050 at RP2D showed HI-E and TI response consistent with Part 1 dose escalation • TI observed in both RS+ and non-RS participants regardless of transfusion burden • Rates of TI at ≥12 weeks are consistent with the rates of TI observed at ≥8 weeks 14 Data cutoff date: 1-Oct-2022

KER-050 Treatment Resulted in HI-E and TI in Transfusion-Dependent Non-RS and RS+ Participants with Sustained Increase in Platelets Altered visit schedules for participants re-baselined in Part 1 Extension following treatment gap contribute to fluctuating numbers across visits. RS+ Non-RS • KER-050 treatment led to improved transfusion burden in both LTB and HTB participants • 8 out of 16 HTB participants achieved transfusion independence • The observed increases in platelets for HI-E and TI responders suggest that KER-050 has a differentiated mechanism of action in that it potentially promotes hematopoiesis across multiple cell lineages 15 Data cutoff date: 1-Oct-2022 Responders n = 14 12 11 14 13 8 12 7 11 5 10 6 9 8 Nonresponders n = 14 14 12 11 12 7 10 6 6 5 5 5 6 5

Case Study: Long-term Transfusion Independence Achieved in Participant Dosed at RP2D Study Weeks Part 1 Base Study, 1.5 mg/kg, HI-E responder Part 1 Extension, 2.5 mg/kg up to 3.75 mg/kg, TI responder -8 -4 0 4 8 12 16 20 24 28 32 36 40 44 48 + + + + + + + + + + + + + + + + Case Study: 72-year-old male, Non-RS, MDS-MLD, HTB, Concomitant Iron Chelation Therapy • This participant achieved an initial HI-E response (but not TI) when treated with KER-050 1.5 mg/kg in Part 1 Dose Escalation (top bar) • The participant was rescreened and initiated Part 1 Extension (bottom bar) following a 112-day gap between the last dose in Dose Escalation and first dose in the Extension • The participant then achieved TI upon recommencement of treatment at 2.5 mg/kg (24 weeks) • Participant dose escalated to 3.75 mg/kg per the clinical trial protocol and remained TI as of the data cutoff date (at least 44 weeks) 1.5 mg/kg 2.5 mg/kg 3.75 mg/kgDose+ RBC Transfusion Units 1 2 3 HI-E or TI Response 16 Data cutoff date: 1-Oct-2022

KER-050 Impact on Iron Overload Analysis of Biomarkers from Part 1 Dose Escalation 17

Treatment With KER-050 Resulted in Reduction in Serum Ferritin Following 16 Weeks of Treatment (Data from Part 1 Cohorts)


Change in Ferritin (ng/mL)
Change From Baseline (Mean ± SEM)
200
100
0
-100
-200
-300
-400
-500
0
4
8
12
16
Weeks
NT (n=6)
LTB (n=7)
HTB (n=18)

Reduction in Transfusion Burden* Associated With Reduction in Serum Ferritin


Mean Change in Serum Ferritin (ng/mL)
1000
500
0
-500
-1000
-1500
-8
-6
-4
-2
0
2
4
Mean Change in Transfusion Burden
TI Responders: Yes
TI Responders: No

- Short-term treatment with KER-050 reduced serum ferritin, which suggests reduction of iron overload, particularly in transfusion-dependent participants
- In general, reductions in transfusion burden were associated with reductions in serum ferritin, especially for participants achieving transfusion independence

These data suggest that KER-050 has the potential to reduce iron overload, a serious clinical complication impacting survival of patients with MDS

*Units per 8 weeks over 16 weeks in Part 1 Dose Escalation. TI evaluable population includes LTB and HTB participants with at least 2 units of RBC transfusion at baseline and at least 8 weeks of postbaseline transfusion records.

Data cutoff date: 1-Oct-2022

18

Summary: Safety and Efficacy Update From Long-Term Evaluation of Participants Receiving RP2D • KER-050 continued to be generally well tolerated in participants receiving long-term treatment at the RP2D as of the data cutoff date • HI-E ≥8 weeks was achieved by 51.7% of all evaluable participants and 62.5% of evaluable HTB participants • TI ≥8 and ≥12 weeks occurred in 50% of evaluable HTB and LTB participants • TI responses were observed in both RS+ and non-RS participants • Observed increases in platelets in HI-E or TI responders support the potential of KER-050 as a treatment for multilineage cytopenias • Treatment with KER-050 resulted in biomarker changes supporting increased erythropoiesis and in observed reductions in serum ferritin Together, these preliminary findings support the potential of KER-050 to improve hematopoiesis, reduce transfusion burden and reduce iron overload 19 Data cutoff date: 1-Oct-2022

KER050-MF-301 A Phase 2 Open-label Study to Evaluate the Safety and Efficacy of KER-050 as Monotherapy or in Combination with Ruxolitinib in Participants with Myelofibrosis (MF) 20

Phase 2 Clinical Trial of KER-050 in MF

- Ongoing, two-part, open-label Phase 2 clinical trial evaluating KER-050 administered with or without ruxolitinib in participants with MF who have anemia
- Primary objective:
    - Part 1: Assess safety and tolerability of KER-050
    - Part 2: Confirm safety and tolerability of the dose(s) selected from Part 1
- Secondary objectives: Evaluate the pharmacokinetics, pharmacodynamics and efficacy of KER-050 administered with or without ruxolitinib
- The data from this trial included in this presentation represent available data from a cut-off date of October 1, 2022



Part 1: Dose Escalation
Part 2: Dose Expansion
Arm 1A: KER-050 Monotherapy
Anemia, relapsed/refractory/intolerant to JAK inhibitor(s) or ineligible for JAK inhibitor(s)
n=18-30
Dose Level 4; 4.5 mg/kg
Dose Level 3; 3.0 mg/kg
Dose Level 2; 1.5 mg/kg
Dose Level 1; 0.75 mg/kg
RP2D
Arm 2A: KER-050 Monotherapy
Anemia, relapsed/refractory/ intolerant to JAK inhibitor(s)
n=25
Arm 1B: KER-050 + Ruxolitinib
Anemia, on ruxolitinib ≥8 weeks, stable dose for ≥4 weeks
n=18-30
Dose Level 4; 4.5 mg/kg
Dose Level 3; 3.0 mg/kg
Dose Level 2; 1.5 mg/kg
Dose Level 1; 0.75 mg/kg
RP2D
Arm 2B: KER-050 + Ruxolitinib
Anemia, on ruxolitinib ≥8 weeks, stable dose for ≥4 weeks
n=25

JAK: Janus kinase; RP2D: recommended Part 2 dose(s)

21

Baseline Characteristics 22 Parameters KER-050 0.75 mg/kg N=6 KER-050 0.75 mg/kg + ruxolitinib N=6 Total N=12 Median age, years (range) 72.0 (60-85) 75.5 (69-86) 75.0 (60-86) Male sex, n (%) 3 (50.0) 6 (100.0) 9 (75.0) RBC transfusion status Transfusion Dependent (TD),a n (%) 1 (16.7) 4 (66.7) 5 (41.7) RBC units, mean (SD) 10.0 (NA) 9.8 (1.5) 9.8 (1.3) Non-TD,b n (%) 5 (83.3) 2 (33.3) 7 (58.3) RBC units, mean (SD) 2.2 (2.3) 4.5 (0.7) 2.9 (2.2) Iron chelation therapy usage, n (%) TD, n (%) 1 (16.7) 1 (16.7) 2 (16.7) Non-TD, n (%) 0 1 (16.7) 1 (8.3) WHO classification diagnosis, n (%) Primary MF 5 (83.3) 4 (66.7) 9 (75.0) Post-PVc MF 1 (16.7) 0 1 (8.3) Post-ETd MF 0 2 (33.3) 2 (16.7) aDefined as a participant having received ≥ 6 units transfusion for MF- related anemia in the 12 weeks preceding cycle 1 day 1 (C1D1) and at least 1 unit transfusion in the 28 days preceding C1D1. bDefined as participant having received 0-5 units transfusion for MF- related anemia in the 12 weeks preceding C1D1. cPost-PV: post- polycythemia vera dPost-ET: post- essential thrombocythe mia Data cutoff date: 1-Oct-2022

KER-050 Was Generally Well-Tolerated as Monotherapy and in Combination with Ruxolitinib • No dose-limiting toxicities • Most frequent TEAEs reported by ≥ 2 participants were diarrhea (25.0%) and fatigue, dyspnea and COVID-19 (16.7% each) • 1 TEAE led to KER-050 dose modification: amyloidosis (unrelated) • No TEAEs led to either study treatment or study discontinuation Monotherapy KER-050 0.75 mg/kg (N=6) n (%) Combination KER-050, 0.75 mg/kg + ruxolitinib (N=6) n (%) Total (N=12) n (%) TEAE, any grade 4 (66.7) 5 (83.3) 9 (75.0) Grade 1 1 (16.7) 0 1 (8.3) Grade 2 2 (33.3) 2 (33.3) 4 (33.3) Grade 3 1 (16.7) 3 (50.0) 4 (33.3) Grade 4 and 5 0 0 0 Serious TEAE 1 (16.7) 2 (33.3) 3 (25.0) Dose-limiting toxicity 0 0 0 23 Data cutoff date: 1-Oct-2022

KER-050 Treatment Increased Reticulocytes and Platelets Change by Study Arm Change by Transfusion Status potential for KER-050 to promote differentiation of erythroid and megakaryocytic precursors and ameliorate anemia and thrombocytopenia in patients wit • Although variability was observed, treatment with KER-050 at the lowest dose in this trial (0.75 mg/kg) resulted in increased reticulocytes and platelets on aggregate, both as monotherapy and in combination with ruxolitinib, and regardless of transfusion status • This is consistent with prior preclinical and clinical findings on the pharmacodynamic effect of KER-050 • These data support the potential of KER-050 to potentially promote differentiation of erythroid and megakaryocytic precursors and ameliorate anemia and thrombocytopenia in patients with MF • differentiation of erythroid and megakaryocytic precursors and ameliorate anemia and thrombocytopenia in patients with MF NTD: Non–transfusion dependent 24 Data cutoff date: 1-Oct-2022

Case Study: Observed Increases in Erythropoiesis and Thrombopoiesis in Patient with KER-050 Treatment (Monotherapy) Case Study of Participant on KER-050 Monotherapy Treatment at 0.75mg/kg Q4W • 60-year-old non-transfusion dependent female with primary MF • Treatment with KER-050 increased hematopoiesis • A robust increase in reticulocytes was observed after a single dose of KER-050, and was followed by a sustained increase in hemoglobin (≥1.5 g/dL over baseline) and corresponding decrease in ferritin and erythropoietin with continued dosing • An increase in platelets was also observed 25 Data cutoff date: 1-Oct-2022

Conclusions • Multiple poster presentations at the 64th American Society of Hematology Annual Meeting and Exposition demonstrating continued advancement of Keros’ hematology franchise • KER-047 treatment demonstrated translation of ALK2 biology to one IRIDA patient in our ongoing Phase 2 clinical trial • KER-050 Phase 2 Clinical Trial in MDS Patients • KER-050 was generally well tolerated at the recommended Part 2 dose of 3.75-5.0 mg/kg as of the data cutoff date • Treatment with KER-050 resulted in biomarker changes supporting increased erythropoiesis and attenuated iron overload • Data as of data cutoff date was consistent with responses in Part 1 dose escalation, with HI-E ≥8 weeks achieved by 51.7% of all evaluable participants and 62.5% of evaluable HTB participants • TI responses of ≥8 and ≥12 weeks was observed in 50% of evaluable HTB and LTB participants equally amongst both RS+ and non-RS participants as of the data cutoff date • Observed increases in platelets in HI-E or TI responders support the potential of KER-050 as a treatment for multilineage cytopenias • KER-050 Phase 2 Clinical Trial in MF Patients • Generally well tolerated at the lowest dose as of the data cutoff date • Preliminary data suggests that KER-050 can potentially promote multilineage hematopoietic differentiation to ameliorate anemia and thrombocytopenia in patients with MF 26 Data cutoff date for MDS and MF trials: 1-Oct-2022

Q&A 27